EXHIBIT 32.1

SECTION 906 CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF MAXXZONE.COM, INC.

In connection with the accompanying Quarterly Report on Form 10-QSB of maxxZone.com, Inc. for the quarter ended March 31, 2004, the undersigned, Roland Becker, President, Chief Executive Officer and director, and principal financial officer, of maxxZone.com corporation, does hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended March 31, 2004 fairly presents, in all material respects, the financial condition and results of operations of maxxZone.com, Inc.

Date: May 17, 2004

                                         /s/ Roland Becker
                                         ---------------------------------------
                                         Roland Becker
                                         President and CEO
                                         principal financial officer